                                                                    Exhibit 4(g)

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                                    TRW INC.

                                       And


                      THE CHASE MANHATTAN BANK, as Trustee






                              -------------------

                          Sixth Supplemental Indenture

                            Dated as of June 23, 1999

                      Relating to the 6.45% Notes due 2001

                              -------------------











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


                  SIXTH SUPPLEMENTAL INDENTURE (this "Sixth Supplemental Indenture") dated as of June 23, 1999, among TRW Inc., an Ohio corporation (the "Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as successor trustee (the "Trustee") to Mellon Bank, N.A.


                  WHEREAS the Company has executed and delivered to the Trustee an Indenture dated as of May 1, 1986 (the "Original Indenture"), as amended by the First Supplemental Indenture dated as of August 24, 1989, the Second Supplemental Indenture dated as of June 2, 1999, the Third Supplemental Indenture dated as of June 2, 1999, the Fourth Supplemental Indenture dated as June 2, 1999, the Fifth Supplemental Indenture dated as of June 2, 1999, and the Sixth Supplemental Indenture dated as of June 23, 1999, between the Company and the Trustee (collectively, the "Supplemental Indentures"; the Original Indenture, as amended by the Supplemental Indentures is herein called the "Indenture") providing for the issuance and sale by the Company from time to time of its senior debt securities (the "Securities");

                  WHEREAS Section 11.01(f) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of establishing any form of Security, as provided in Section
2.02 of the Indenture, providing for the issuance of any additional series of Securities as provided in Section 3.01 of the Indenture and to set forth the terms thereof;

                  WHEREAS the Company proposes in and by this Sixth Supplemental Indenture to supplement and amend the Indenture in certain respects to establish a series of Securities issued pursuant to the Indenture designated as the 6.45% Notes due 2001 limited in aggregate principal amount to $425,000,000 (the "Notes"). The Notes shall consist of the Initial Notes and the Exchange Notes (both as defined herein), which together shall constitute one series of Securities for purposes of the Indenture; and

                  WHEREAS the Company has requested that the Trustee execute and deliver this Sixth Supplemental Indenture and have certified that all requirements necessary to make this Sixth Supplemental Indenture a valid instrument in accordance with its terms have been satisfied, and that the execution and delivery of this Sixth Supplemental Indenture has been duly authorized in all respects.

                  NOW THEREFORE, the Company and the Trustee hereby agree that the following sections of this Sixth Supplemental Indenture supplement and amend the Indenture with respect to that series of Securities which consists of the
Notes:


                    SECTION 1. DEFINITIONS. (a) Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

                  (b) Section 1.01 of Article One of the Indenture is hereby supplemented, solely with respect to that series of Securities which consists of Notes, to add the following definitions:

                  "Agent Members" has the meaning provided in Section 2.06.

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Notes" means any Notes if and when issued pursuant to this Indenture in connection with an Exchange Offer for a like principal amount of the Initial Notes.

                  "Exchange   Offer"   has  the   meaning   provided   in  the
Registration Rights Agreement.

                  "Foreign Holder" means a holder of a Note that is, for United States Federal income tax purposes (a) a non-resident alien individual, (b) a foreign corporation or (c) an estate or trust that is not a United States Holder.

                  "Global Notes" has the meaning provided in Section 2.02.

                  "Initial Notes" means a series of Securities issued pursuant to the Indenture and designated as the 6.45% Notes due 2001 limited in aggregate principal amount to $425,000,000.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.


                  "Non-U.S. Person" means a Person who is not a "U.S. person" (as defined in Regulation S).

                  "Notes Closing Date" means June 23, 1999.

                  "Notes" means the series of Securities issued pursuant to this Indenture designated as the 6.45% Notes due 2001 and limited in aggregate principal amount to $425,000,000.


                  "Physical Notes" has the meaning provided in Section 2.02.

                  "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth in Section 2.05(a).

                  "Purchase Agreement" means with respect to the Initial Notes, the Purchase Agreement dated June 18, 1999, among the Company and the representatives of the Initial Purchasers.

                    "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated June 23, 1999, between the Company and Goldman Sachs & Co. as the representative of the Initial Purchasers (as defined in the Registration Rights Agreement).

                  "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Rule 144A" means rule 144A under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shelf Registration Statement" has the meaning provided in the Registration Rights Agreement.

                  "Transfer Restricted Notes" means Notes that bear or are required to bear the legend set forth in Section 2.05(a) hereto.

                    "United States Holder" means a holder of a Note that is, for United States Federal income tax purposes,

                  (1)      a citizen or resident of the United States;
                  (2) a corporation or other entity taxable as a corporation created or organized under United States law (Federal or state); or
                  (3) an estate or trust whose world-wide income is subject to United States Federal income tax.

                  SECTION 2. CREATION OF SERIES OF SECURITIES. Pursuant to
Section 3.01 of the Indenture, there is hereby created a new series of Securities designated as the "6.45% Notes due 2001" limited in aggregate principal amount to $425,000,000. The Notes shall include the Initial Notes and the Exchange Notes, which together shall constitute one series of Securities for purposes of the Indenture.

                  SECTION 3. AMENDMENTS TO ARTICLE TWO. (a) The Initial Notes are being offered and sold by the Company pursuant to the Purchase Agreement.
Section 2.02 of Article Two of the Indenture is hereby supplemented and amended, solely with respect to that series of Securities which consists of Notes, by adding thereto at the end thereof the following:

                  "The Notes shall be substantially in the form annexed hereto as Exhibit A. The terms and provisions contained in the form of the Notes annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Notes offered and sold in reliance on Rule 144A as provided in the Purchase Agreement shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons with the global securities legend set forth in Section 2.05(b) and the restricted securities legend set forth in Section 2.05(a), (each, a "GLOBAL NOTE"), which shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Trustee, at its New York Office, as custodian for the Depository (or such other custodian as the Depository may direct), duly executed by the Company and authenticated by the Trustee as herein provided. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as hereinafter provided.

                  Notes issued pursuant to Section 2.06 in exchange for interests in the Global Notes shall be issued in the form of certificated Notes in definitive, fully registered form without interest coupons with the securities legend and the restricted securities legend set forth in Section 2.05(a) hereto (the "PHYSICAL NOTES").

                  (b) Article Two of the Indenture is hereby supplemented and amended, solely with respect to that series of Securities which consists of Notes, by adding thereto at the end thereof the following new Section 2.05:

                  "Section  2.05.   RESTRICTIVE  LEGENDS.   (a)(i)  Except  as
permitted by the following paragraphs (ii), (iii) and (iv), each Note certificate (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

         "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT
         BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED
         INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF
         A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION
         COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND
         (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

                  (ii) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Global Note) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Note that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Note, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144; PROVIDED, HOWEVER, that (1) if such exchange occurs prior to an Exchange Offer the Registrar shall issue an Initial Note that does not bear the legend set forth above and
         (2) if such exchange occurs after an Exchange Offer, the Registrar shall issue an Exchange Note.

                  (iii) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes all requirements pertaining to legends on such Initial Note will cease to apply, and an Initial Note without legends will be available to the transferee of the

         Holder of such Initial Notes upon exchange of such transferring Holder's Initial Notes in the form of a Physical Notes or directions to transfer such Holder's interest in the Global Note, as applicable.

                  (iv) Upon the consummation of an Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, Initial Notes with the restricted securities legend set forth in Section 2.05(a) will be available to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in certificated or global form without the restricted securities legend will be available to Holders that exchange such Initial Notes in such Exchange Offer.

                  (v) Upon the consummation of an Exchange Offer, holders who are not entitled to participate in the Exchange Offer shall be entitled to exchange their Initial Notes for Exchange Notes in the form of Physical Notes, PROVIDED that such Physical Notes shall bear the legend set forth in paragraph (a)(i) of this Section and shall constitute Transfer Restricted Notes.

                  (b) Each Global Note, Initial Note and Exchange Note (other than Physical Notes), shall also bear the following legend on the face thereof:

         "UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY
         OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.07 OF THE INDENTURE."

                    (c) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF NOTES.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Physical Notes and Global Notes at the Registrar's request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes other than exchanges pursuant to Sections 3.04, 4.07 or 11.04 not involving any transfer.

                  (iii) The Company shall not be required to (A) to issue, register, register the transfer of or exchange any Note during a period of 15 days preceding the selection of Notes for redemption, or (B) register the transfer of or exchange of any Physical Note selected for redemption in whole or in part pursuant to Article 3 of this Indenture, except in the case of any Physical Note to be redeemed in part, the portion thereof not to be redeemed.

                  (iv) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

                  (v) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

                  (d)  NO OBLIGATION OF THE TRUSTEE.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof."

                  (c) Article Two of the Indenture is hereby supplemented and amended, solely with respect to that series of Securities which consists of Notes, by adding thereto at the end thereof the following new Section 2.06:

                  "Section 2.06. BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES. (a) This Section 2.06(a) shall apply only to a Global Note deposited with or on behalf of the Depository. The Company shall execute and the Trustee shall, in accordance with this Section 2.06, authenticate and deliver initially one or more Global Notes that (i) shall be registered in the name of the Depository for such Global Note or Global Notes or the nominee of such Depository, (ii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as custodian for the Depository and (iii) bear legends as set forth in Section 2.05(b).

                  Members of, or participants in, the Depository (the "AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Note and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                  (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depository, its successor or their respective nominees. Interests of beneficial owners in a Global Note may be transferred in accordance with the rules and procedures of the Depository and the provisions of Section 2.07. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Notes if (i) the Depository notifies the Company in writing that it (or its nominee) is unwilling or unable to continue to act as Depository for the Global Notes under the Exchange Act and a successor depository registered as a clearing agency under the Exchange Act is not appointed by the Company within 90 days of such notice or (ii) at any time if the Company determines that the Global Notes (in whole but not in part) should be exchanged for Physical Notes. In addition to the foregoing, during the continuance of an Event of Default holders of book-entry interests will be entitled to request and receive Physical Notes. Such Physical Notes will be issued to and registered in the name of, or as directed by, that person only upon the request in writing made through a Depository participant.

                  (c) In connection with any transfer of a portion of the beneficial interests in a Global Note to beneficial owners pursuant to paragraph
(b) of this Section, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Notes in an amount equal to the principal amount of the beneficial interest in such Global Notes to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

                  (d) In connection with the transfer of the entire Global Note to beneficial owners pursuant to clauses (i) or (ii) of paragraph (b) of this Section, the Global Note shall be deemed to be surrendered to the Trustee for cancelation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Note an equal aggregate principal amount of Physical Notes of authorized denominations.

                  (e) Any Physical Note delivered in exchange for an interest in the Global Note pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by paragraph (a) of Section 2.05, bear the legend regarding transfer restrictions applicable to the Physical Note set forth in
Section 2.05.

                  (f) The registered holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                  (g) Beneficial owners of interests in a Global Note may receive Physical Notes (which shall bear the Private Placement Legend if required by Section 2.05) in accordance with the procedures of the Depository. In connection with the execution, authentication and delivery of such Physical Notes, the Registrar shall reflect on its books and records a decrease in the principal amount of the Global Note equal to the principal amount of such Physical Notes and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Notes having an equal aggregate principal amount.

                  (i) CANCELLATION OR ADJUSTMENT OF GLOBAL NOTE. At such time as all beneficial interests in a Global Note have either been exchanged for Physical Notes, redeemed, repurchased or canceled, such Global Note shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Physical Notes, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee with respect to such Global Note, by the Trustee to reflect such reduction."

                  (d) Article Two of the Indenture is hereby supplemented and amended, solely with respect to that series of Securities which consists of Notes, by adding thereto at the end thereof the following new Section 2.07:

                  "Section 2.07. TRANSFER AND EXCHANGE. (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to credited with a beneficial interest in the Global Note. The Registrar shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

                  (ii) Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.06(b)), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iii) In the event that a Global Note is exchanged for Physical Notes pursuant to Section 2.06(b), prior to the consummation of an Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.07 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A, Regulation D or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (b) GENERAL. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.05 or this Section
2.07 in accordance with its customary procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar."

                  SECTION 4. AMENDMENT TO ARTICLE THREE. The third paragraph of
Section 3.05 of Article Three of the Indenture is hereby supplemented and amended, solely with respect to that series of Securities which consists of Notes, to read in its entirety as follows:

                  "Subject to Sections 2.06 and 2.07, at the option of the
               Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms (including an exchange of Initial Notes for Exchange Notes), upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive; provided, that no exchanges of Initial Notes for Exchange Notes shall occur until a Registration Statement shall have been declared effective by the Commission (confirmed in an Officers' Certificate delivered to the Trustee) and that any Initial
               Notes that are exchanged for Exchange Note shall be canceled by the Trustee."

                  SECTION 5. THIS SIXTH SUPPLEMENTAL INDENTURE. This Sixth Supplemental Indenture and the Exhibits hereto shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

                  SECTION 6. GOVERNING LAW. THIS SIXTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    SECTION 7. COUNTERPARTS. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                    SECTION 8. HEADINGS. The headings of this Sixth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 9. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture.

                  SECTION 10. SEVERABILITY. In case any one or more of the provisions contained in this Sixth Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Sixth Supplemental Indenture or of the Securities, but this Sixth Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

                                        TRW Inc.,

                                        by
                                          /s/  Ronald P. Vargo
                                          -------------------------------------
                                          Name:   Ronald P. Vargo
                                          Title:  Vice President and Treasurer


                                        THE CHASE MANHATTAN BANK, as Trustee,

                                        by
                                          /s/  R.J. Halleran
                                          -------------------------------------
                                          Name:   R.J. Halleran
                                          Title:  Second Vice President

                                                                       Exhibit A
                                                                       ---------



                         [FORM OF FACE OF INITIAL NOTE]

                           [INSERT APPROPRIATE LEGEND]

                                    TRW INC.

                              6.45% Notes due 2001

                                                                         [CUSIP]


No.                                                                      $[    ]

                  TRW INC., an Ohio corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value
received, promises to pay to [      ], or its registered assigns, the principal
sum of [      ] Dollars ($[      ]) on June 15, 2001.

                  Interest Payment Dates: June 15 and December 15 of each year, commencing December 15, 1999.

                  Regular Record Dates: June 1 and December 1.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture dated as of May 1, 1986 (the "Original Indenture"), as supplemented and amended by the First Supplemental Indenture, dated as of August 24, 1989, the Second Supplemental Indenture dated as of June 2, 1999, the Third Supplemental Indenture dated as of June 2, 1999, the Fourth Supplemental Indenture dated as of June 2, 1999, the Fifth Supplemental Indenture dated as of June 2, 1999, and the Sixth Supplemental Indenture dated as of June 23, 1999 (collectively, the "Supplemental Indentures"; the Original Indenture, as amended by the Supplemental Indentures is hereinafter referred to as the "Indenture"). This Note is one of the series of Securities of the Company issued pursuant to the Indenture and is designated as the 6.45% Notes due 2001 (hereinafter referred to as the "Notes"), limited in aggregate principal amount to $425,000,000.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers under its corporate seal.

Date:                                             TRW INC.


                                                  By:  _________________________


[SEAL]



Attest:

______________________________________
Assistant Secretary





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                   THE CHASE MANHATTAN BANK,
                                                          as Trustee



                                                   By: _________________________

                     [FORM OF REVERSE SIDE OF INITIAL NOTE]

                                    TRW INC.

                              6.45% Notes due 2001


1.  Principal and Interest.
    -----------------------

                  TRW Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture herein after referred to), for value received, hereby promises to pay __________, or its registered assigns,
the principal sum of $      Dollars [($      )] (the "Principal Amount"), on
June 15, 2001, and to pay interest on the Principal Amount at the rate of 6.45% per annum (the "Specified Rate"); provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of .25% per annum (the "Additional Interest") from and including the date on which such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually in arrears on December 15 and June 15 of each year (each an "Interest Payment Date") commencing on December 15, 1999. Interest on the Notes shall accrue from June 23, 1999, or the most recent date to which interest has been paid. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payment at the Stated Maturity of the Principal Amount will include interest accrued to but excluding the date of such Stated Maturity and will be payable to the person to whom principal is payable.

                  If the Principal Amount of, and any accrued interest on, the Notes is declared due and payable as provided in Section 8, the Company shall pay interest on the overdue Principal Amount at a rate per annum equal to the Specified Rate, and it shall pay interest on overdue installments of interest at the same rate (to the extent that payment of such interest shall be legally enforceable). Such interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for.

                  Any amounts of Additional Interest due hereunder will be payable in cash, on the same original payment dates as other interest due on this Note. The amount of Additional Interest due on this Note will be determined by multiplying the applicable Additional Interest rate by the outstanding principal amount of this Note, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                  If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest, plus (to the extent that the payment of such interest shall be legally enforceable), any interest payable on the defaulted interest, to the persons who are Holders on a subsequent Special Record Date. Such date shall be at least ten (10), and no more than fifteen (15) days before the payment date. The Company shall fix or cause to be fixed the Special Record Date and the payment date. At least ten (10) calendar days before the special record date, the Company shall mail or cause to be mailed to each

Holder a notice that states the Special Record Date, the payment date and the amount of defaulted interest to be paid.

                  The Company shall pay interest on the Notes (except defaulted interest) to the Persons in whose names the Notes are registered at the close of business on the June 1 or December 1 next preceding the Interest Payment Date (the "Regular Record Date") on the register kept by or on behalf of the Company for that purpose, even if Notes are canceled after such record date and on or before the Interest Payment Date. Holders must surrender Notes to the Trustee (or as otherwise specified in the notice given by the Company in the manner provided in the Indenture) to collect principal payments.

2.  Paying Agent and Registrar.
    ---------------------------

                  Initially, the Trustee will be the Paying Agent and the Registrar with respect to this Note. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar, to appoint additional or other Paying Agents and other Registrars and to approve any change in the office through which any Paying Agent or Registrar acts; PROVIDED that there will at all times be a Paying Agent in The City of New York.

3.  Indenture; Limitations.
    -----------------------

                  This Note is one of the duly authorized issue of senior Notes, notes, bonds or other evidences of indebtedness of the Company, of the series herein specified, all issued or to be issued under and pursuant to the Indenture, to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

                  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may have different conversion prices or exchange provisions (if any), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of the series of Securities of the Company issued pursuant to the Indenture and is designated as the 6.45% Notes due 2001, limited in aggregate principal amount to $425,000,000. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and the Securities Act of 1933, as amended. The Notes are subject to all such terms and Holders are referred to the Indenture and the Trust
Indenture Act of 1939, as amended, for a statement of those terms. Capitalized terms used but not defined in the Notes have the meanings ascribed to them in the Indenture.

4.       Redemption.
         -----------

                  The Notes may not be redeemed.

5.       Denominations; Transfer; Exchange.
         ----------------------------------

                  The Notes are issuable in registered form without coupons, in denominations of $1,000 and integral multiples thereof. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

                  Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

                  No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

                  Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

6.  Defeasance.
    -----------

                  As provided in the Indenture and subject to the satisfaction of certain conditions set forth therein, at the Company's option, either (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series or (ii) the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants under the Indenture or of any provisions set forth, with respect to the Securities of such series, in any additions or changes to or deletions from the covenants and Events of Default under the Indenture in the Board Resolutions or supplemental indenture with respect to the Securities of such series.

7.  Amendment; Supplement; Waiver.
    ------------------------------

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than 662/3% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

8.       Defaults and Remedies.
         ----------------------

                  If an Event of Default with respect to the Notes shall have occurred and be continuing, the Principal Amount of the Notes and all accrued and unpaid interest thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

9.       Authentication.
         ---------------

                  Unless the certificate of authentication on any Notes has been manually executed by or on behalf of the Trustee under the Indenture, such Notes shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

10.      Exchange Offer; Registration Rights.
         ------------------------------------

                    [To be included in Notes other than (x)  Exchange  Notes and
(y) Notes sold pursuant to a Shelf Registration Statement.]

                  Pursuant to a Registration Rights Agreement among the Company and the Initial Purchasers (as defined in the Purchase Agreement), the Company has agreed that it will file with the Securities and Exchange Commission (the "Commission") and use its reasonable best efforts to cause to become effective a registration statement (the "Registration Statement") with respect to an issue of Notes identical in all material respects to the Notes (the "Exchange Notes") and, upon becoming effective, to offer the Holders of the Notes the opportunity to exchange their Notes for the Exchange Notes (the "Exchange Offer").
In the event that due to a change in current interpretations by the Commission, the Company is not permitted to effect such Exchange Offer, the Company will instead file a registration statement covering resales by the holders of Notes (a "Shelf Registration Statement") and will use its reasonable best efforts to cause such Shelf Registration Statement to become effective and to keep such Shelf Registration Statement effective for two years from the Notes Closing Date; provided that TRW will under certain circumstances be entitled to suspend the availability of the Shelf Registration Statement. The Company shall, in the event a Shelf Registration Statement is filed, provide to each Holder of the Notes a copy of the prospectus and notify each such Holder when the Shelf Registration Statement has become effective. A Holder that sells Notes pursuant to a Shelf Registration
Statement generally will be required to be named as a selling security holder in the related prospectus and to deliver a current prospectus to purchasers, and will be subject to certain of the civil liability provisions under the Securities Act of 1933, as amended in connection with such sales.
The Exchange Notes will be issued (i) under the Indenture or (ii) under an indenture substantially similar to the Indenture, which, in either event, will provide that the Exchange Notes will not be subject to the transfer restrictions described in the Indenture.

                  If the Company effects the Exchange Offer, the Company will be entitled to close the Exchange Offer provided that the Company has accepted all Notes theretofore validly tendered in accordance with the terms of the Exchange Offer. Any Additional Interest on the Initial Notes accrued but not paid prior to the Exchange Offer shall be payable on the Exchange Notes. Notes not tendered in the Exchange Offer shall bear interest at the same rates in effect at the time of issuance of the Notes.

11.      Obligation To Pay Interest Absolute.
         ------------------------------------

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount and any premium of and any interest on the Notes at the place, rate and respective times and in the coin or currency prescribed herein and in the Indenture.

12.      Holders' Compliance with Registration Rights Agreement.
         -------------------------------------------------------

                  Each Holder of a Note, by acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

13.      Governing Law.
         --------------

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

14.      Abbreviations.
         --------------

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124, Attention of Secretary.

                            [FORM OF TRANSFER NOTICE]


          ------------------------------------------------------------

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

         -----------------------------------------------------
         (Print or type assignee's name, address and zip code)

         -----------------------------------------------------
         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint            agent to transfer this Note on the books of
the Company. The agent may substitute another to act for him.


------------------------------------------------------------

Date: ________________ Your Signature: _____________________


------------------------------------------------------------
Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)      [ ]      pursuant to an effective registration statement under
                           the Securities Act of 1933; or

         (2)      [ ]      to a "qualified institutional buyer" (as defined in
                           Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (3)      [ ]      outside the United States in an offshore
                           transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933;

         (4)      [ ]      inside the United States to an institutional
                           "accredited investor" (as defined in Rule 501(a)(i),
                           (2), (3) or (7) of Regulation D under the Securities
                           Act) that purchases for its own account or for one or more accounts (each of which is an institutional
                           "accredited investor") as to each of which it exercises sole investment discretion; or

         (5)      [ ]      pursuant to another available exemption from
                           registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.




                                                     --------------------------
                                                     Signature


                                                     --------------------------
                                                     Signature





------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ________________                     ______________________________
                                            NOTICE:  To be executed by
                                            an executive officer

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and/or any such account falls within the definition of the term non-U.S. person set forth in Regulation S of the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Regulation S. The undersigned further represents and warrants that the transfer of this Note was made in an offshore transaction within the meaning of Regulation S.


Dated: ________________                     ______________________________
                                            NOTICE:  To be executed by
                                            an executive officer

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is an institutional "accredited investor" within the meaning of Rule 501(a)(i), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on the safe harbor provision set forth in Regulation D and acknowledges that it has such knowledge and experience in financial and business matters a to be capable of evaluating the merits and risks of its investment in the Notes and any accounts for which it is acting are each able to bear the economic risk of its or their investment and that it is aware that the transfer or is relying upon the undersigned's foregoing representations.


Dated: ________________                     ______________________________
                                            NOTICE:  To be executed by
                                            an executive officer

                         [FORM OF FACE OF EXCHANGE NOTE]

                           [INSERT APPROPRIATE LEGEND]

                                    TRW INC.

                              6.45% Notes due 2001

                                                                         [CUSIP]

No.                                                                      $[    ]


                  TRW INC., an Ohio corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to),
for value received, promises to pay to [      ], or its registered assigns, the
principal sum of [      ] Dollars ($[      ]) on June 15, 2001.

                  Interest Payment Dates: June 15 and December 15 of each year, commencing December 15, 1999.

                  Regular Record Dates: June 1 and December 1.

                  Reference is hereby made to the further provisions of this Exchange Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture dated as of May 1, 1986 (the "Original Indenture"), as supplemented and amended by the First Supplemental Indenture, dated as of August 24, 1989, the Second Supplemental Indenture dated as of June as of 2, 1999, the Third Supplemental Indenture dated as of June 2, 1999, the Fourth Supplemental Indenture dated as of June 2, 1999, the Fifth Supplemental Indenture dated as of June 2, 1999, and the Sixth Supplemental Indenture dated as of June 23, 1999 (collectively, the "Supplemental Indentures"; the Original Indenture, as amended by the Supplemental Indentures is hereinafter referred to as the "Indenture"). This Exchange Note is one of the series of Securities of the Company issued pursuant to the Indenture and is designated as the 6.45% Exchange Notes due 2001 (hereinafter referred to as the "Exchange Notes"), limited in aggregate principal amount to $425,000,000.

                  IN WITNESS WHEREOF, the Company has caused this Exchange Note to be signed manually or by facsimile by its duly authorized officers under its corporate seal.

Date:                                       TRW INC.


                                                  By:  _________________________




[SEAL]


Attest:

_________________________
Assistant Secretary





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                     THE CHASE MANHATTAN BANK,
                                                            as Trustee


                                                     By:________________________

                     [FORM OF REVERSE SIDE OF EXCHANGE NOTE]

                                    TRW INC.

                              6.45% Notes due 2001


1.  Principal and Interest.
    -----------------------

                  TRW Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture herein after referred to), for value received, hereby promises to pay _____________, or its registered assigns, the
principal sum of $      Dollars [($      )] (the "Principal Amount"), on June
15, 2001, and to pay interest on the Principal Amount at the rate of 6.45% per annum (the "Specified Rate"); [provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) has occurred, additional interest will be payable on this Note at a rate of .25% per annum (the "Additional Interest") from and including the date on which such Registration Default occurred to but excluding the date on which all Registration Defaults were cured if such Additional Interest was not paid prior to the date on which the Initial Note was exchanged for this Exchange Note.1] The Company will pay interest semiannually in arrears on December 15 and June 15 of each year (each an "Interest Payment Date") commencing on December 1, 1999. Interest on the Exchange Notes shall accrue from June 23, 1999, or the most recent date to which interest has been paid. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest payment at the Stated Maturity of the Principal Amount will include interest accrued to but excluding the date of such Stated Maturity and will be payable to the person to whom principal is payable.

                  If the Principal Amount of, and any accrued interest on, the Exchange Notes is declared due and payable as provided in Section 8, the Company shall pay interest on the overdue Principal Amount at a rate per annum equal to the Specified Rate, and it shall pay interest on overdue installments of interest at the same rate (to the extent that payment of such interest shall be legally enforceable). Such interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for.

                  If the Company defaults in a payment of interest on the Exchange Notes, it shall pay the defaulted interest, plus (to the extent that the payment of such interest shall be legally enforceable), any interest payable on the defaulted interest, to the persons who are Holders on a subsequent Special Record Date. Such date shall be at least ten (10), and no more than fifteen (15) days before the payment date. The Company shall fix or cause to be fixed the Special Record Date and the payment date. At least ten (10) calendar days before the special record date, the Company shall mail or cause to be

--------
   1 Insert if at the time of issuance of the Exchange Note Additional Interest has accrued on the Initial Note but has not been paid prior to the date the Initial Note was exchanged for the Exchange Note.

mailed to each Holder a notice that states the Special Record Date, the payment date and the amount of defaulted interest to be paid.

                  The Company shall pay interest on the Exchange Notes (except defaulted interest) to the Persons in whose names the Exchange Notes are registered at the close of business on the May 15 or November 15 next preceding the Interest Payment Date (the "Regular Record Date") on the register kept by or on behalf of the Company for that purpose, even if Exchange Notes are canceled after such record date and on or before the Interest Payment Date. Holders must surrender Exchange Notes to the Trustee (or as otherwise specified in the notice given by the Company in the manner provided in the Indenture) to collect principal payments.

2.  Paying Agent and Registrar.
    ---------------------------

                  Initially, the Trustee will be the Paying Agent and the Registrar with respect to this Exchange Note. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Registrar, to appoint additional or other Paying Agents and other Registrars and to approve any change in the office through which any Paying Agent or Registrar acts; PROVIDED that there will at all times be a Paying Agent in The City of New York.

3.  Indenture; Limitations.
    -----------------------

                  This Exchange Note is one of the duly authorized issue of senior Notes, notes, bonds or other evidences of indebtedness of the Company, of the series herein specified, all issued or to be issued under and pursuant to the Indenture, to which reference is hereby made for a statement of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

                  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may have different conversion prices or exchange provisions (if any), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Exchange Note is one of the series of Securities of the Company issued pursuant to the Indenture and is designated as the 6.45% Notes due 2001, limited in aggregate principal amount to $425,000,000. The terms of the Exchange Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and the Securities Act of 1933, as amended. The Exchange Notes are subject to all such terms and Holders are referred to the Indenture and the Trust Indenture Act of 1939, as amended, for a statement of those terms. Capitalized terms used but not defined in the Exchange Notes have the meanings ascribed to them in the Indenture.

4.       Redemption
         ----------

                  The Notes may not be redeemed.

5.  Denominations; Transfer; Exchange.
    ----------------------------------

                  The Exchange Notes are issuable in registered form without coupons, in denominations of $1,000 and integral multiples thereof. Exchange Notes may be exchanged for a like aggregate principal amount of Exchange Notes of other authorized denominations at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

                  Upon due presentment for registration of transfer of this Exchange Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Exchange Note or Exchange Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

                  No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

                  Subject to the provisions of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Exchange Note is registered as the owner hereof for all purposes, whether or not this Exchange Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

6.  Defeasance.
    -----------

                  As provided in the Indenture and subject to the satisfaction of certain conditions set forth therein, at the Company's option, either (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Securities of any series and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Securities of such series or (ii) the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants under the Indenture or of any provisions set forth, with respect to the Securities of such series, in any additions or changes to or deletions from the covenants and Events of Default under the Indenture in the Board Resolutions or supplemental indenture with respect to the Securities of such series.

7.  Amendment; Supplement; Waiver.
    ------------------------------

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than 662/3% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series.

8.  Defaults and Remedies.
    ----------------------

                  If an Event of Default with respect to the Exchange Notes shall have occurred and be continuing, the Principal Amount of the Exchange Notes and all accrued and unpaid interest thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

9.       Authentication.
         ---------------

                  Unless the certificate of authentication on any Exchange Notes has been manually executed by or on behalf of the Trustee under the Indenture, such Exchange Notes shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

10.      Exchange Offer; Registration Rights.
         ------------------------------------

                  Reserved.

11.      Obligation To Pay Interest Absolute.
         ------------------------------------

                  No reference herein to the Indenture and no provision of this Exchange Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount and any premium of and any interest on the Exchange Notes at the place, rate and respective times and in the coin or currency prescribed herein and in the Indenture.

12.      Holders' Compliance with Registration Rights Agreement.
         -------------------------------------------------------

                  Each Holder of an Exchange Note, by acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

13.      Governing Law.
         --------------

                  THIS EXCHANGE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

14.      Abbreviations.
         --------------

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124, Attention of Secretary.

                            [FORM OF TRANSFER NOTICE]

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto


--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
(Insert assignee's Soc. Sec. or Tax I.D. No.)

this Exchange Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________ attorney to transfer said Exchange Note on the books of the Company with full power of substitution in the premises.


                                             -----------------------------------
                                             Signature

Date:_______________